UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2009

GLOBAL HEALTH VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-137888
(Commission File Number)

Not Applicable
(IRS Employer Identification No.)

Suite 1023 – 409 Granville Street, Vancouver, BC V6C 1T2
(Address of principal executive offices and Zip Code)

604-324-4844
Registrant's telephone number, including area code

1517 West 58th Avenue, Vancouver, British Columbia Canada V6P 1W6
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets

On June 12, 2009, we entered into share exchange agreements with the shareholders of Posh Cosmeceuticals Inc., a private health care company, whereby we agreed to acquire all of the issued and outstanding shares of Posh Cosmeceuticals Inc. in consideration for the issuance of 4,000,000 shares of common stock of our company.

On December 11, 2009, we completed the share exchange with the shareholders of Posh Cosmeceuticals Inc.

Posh Cosmeceuticals Inc. is a private company with technologies for dermal drug delivery. Their products, which include a number of late stage products for issues such as anti-aging, skin deformation and hair loss, are believed to be well suited to our company’s business which is focused on lifestyle products.

Item 3.02 Unregistered Sales of Equity Securities

Effective December 8, 2009, we issued an aggregate of 533,333 shares of common stock and 533,333 warrants to one investor pursuant to a private placement subscription agreement dated October 28, 2009 for gross proceeds of $400,000. Each warrant entitles the investor to purchase one additional share of common stock of our company at a price of $1.00 per share until December 8, 2011. We issued the securities to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Effective December 11, 2009, we issued an aggregate of 4,000,000 shares of our common stock to the shareholders of Posh Cosmeceuticals Inc. pursuant to share exchange agreements dated June 12, 2009. We issued the securities to twenty-seven non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired

POSH COSMECEUTICALS INC.
(a development stage company)
FINANCIAL STATEMENTS
(Stated in Canadian dollars)
APRIL 30, 2009

POSH COSMECEUTICALS INC.
(a development stage company)
CONTENTS
APRIL 30, 2009

AUDITORS' REPORT

To the Shareholders of:
Posh Cosmeceuticals Inc.

We have audited the balance sheets of Posh Cosmeceuticals Inc. as at April 30, 2009 and 2008 and the statements of operations and deficit and cash flows for each of the years then ended and for the period from inception on April 17, 2007 to April 30, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the United States Public Company Accounting Oversight Board. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2009 and 2008 and the results of its operations and cash flows for each of the years then ended and for the period from inception on April 17, 2007 to April 30, 2009 in accordance with Canadian generally accepted accounting principles.

COMMENTS BY AUDITOR ON CANADA – UNITED STATES OF AMERICA REPORTING DIFFERENCE

The standards of the United States Public Company Accounting Oversight Board require the addition of an explanatory paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company’s ability to continue as a going concern, such as those described in Note 1 to the financial statements. Although we conducted our audits in accordance with both Canadian generally accepted auditing standards and the standards of the United States Public Company Accounting Oversight Board, our report to the shareholders is expressed in accordance with Canadian reporting standards which do not permit a reference to such conditions and events in the auditors’ report when these are adequately disclosed in the financial statements.

/s/ UHY LDMB Advisors Inc.

Chartered Accountants
Surrey, British Columbia
October 6, 2009

POSH COSMECEUTICALS INC.
(a development stage company)

BALANCE SHEETS
(Stated in Canadian dollars)

AS AT APRIL 30,		2009	2008

ASSETS
CURRENT
Cash and cash equivalents		$213,822	$317,622
Accounts receivable, trade and other		52,725	12,993
Due from shareholder		8,008	8,338
Prepaid expenses		7,095	3,077
		281,650	342,030
LEASE DEPOSIT		3,214	6,291
PROPERTY AND EQUIPMENT	(Note 4 )	12,735	5,317
INTANGIBLE ASSETS	(Note 5 )	23,830	4,193
		$321,429	$357,831

LIABILITIES
CURRENT
Accounts payable and accrued liabilities		$306,435	$8,685
Due to director		-	6,774
		306,435	15,459
SHAREHOLDERS' EQUITY
Share capital	(Note 7 )	1,210,005	600,005
Deficit accumulated during the development stage		(1,195,011)	(257,633)
		14,994	342,372
		$321,429	$357,831

FUTURE OPERATIONS (Note 1)
COMMITMENTS (Note 8)
SUBSEQUENT EVENTS (Note 11)

The accompanying notes are an integral part of these financial statements.

2.

POSH COSMECEUTICALS INC.
(a development stage company)
STATEMENTS OF LOSS AND DEFICIT
(Stated in Canadian dollars)

			Period From
			April 17, 2007
			(Inception)
FOR THE YEAR ENDED APRIL 30,	2009	2008	To April 30, 2009
		(Reclassified)
REVENUE	$-	$-	$-

EXPENSES
Advertising and promotion	13,120	1,370	14,490
Amortization	2,037	488	2,525
Computer expenses	12,550	1,073	13,623
Consulting	16,300	20,000	36,300
Insurance	563	1,749	2,312
Office and miscellaneous	9,534	4,028	13,562
Professional fees	25,884	8,991	34,875
Rent and occupancy costs	8,525	6,160	14,685
Research & development	674,585	206,899	881,484
Telephone	7,871	1,124	8,995
Travel and automobile	58,516	6,666	65,182
Wages and benefits	104,404	-	104,404

LOSS FROM OPERATIONS	933,889	258,548	1,192,437

INTEREST INCOME	13,535	915	14,450

LOSS ON DISPOSAL OF
PROPERTY AND EQUIPMENT	(1,162)	-	(1,162)

LOSS ON DISPOSAL OF
INTANGIBLE ASSETS	(15,862)	-	(15,862)

NET LOSS	(937,378)	(257,633)	(1,195,011)

DEFICIT, beginning	(257,633)	-	-

DEFICIT, ending	$(1,195,011)	$(257,633)	$(1,195,011)

The accompanying notes are an integral part of these financial statements.

3.

POSH COSMECEUTICALS INC.
(a development stage company)
STATEMENTS OF CASH FLOWS
(Stated in Canadian dollars)

			Period From
			April 17, 2007
			(Inception)
FOR THE YEAR ENDED APRIL 30,	2009	2008	To April 30, 2009

CASH FLOWS (USED IN) PROVIDED BY:

OPERATING ACTIVITIES
Net loss	$(937,378)	$(257,633)	$(1,195,011)
Adjustments for items not affecting cash:
Amortization	2,037	488	2,525
Loss on disposal of property and
equipment	1,162	-	1,162
Loss on disposal of intangible assets	15,862	-	15,862
Stock issued for services	-	15,000	15,000

Changes in non-cash working capital balances:
Accounts receivable, trade and other	(39,732)	(12,993)	(52,725)
Due from shareholder	330	(8,338)	(8,008)
Prepaid expenses	(4,018)	(3,077)	(7,095)
Lease Deposit	3,077	(6,291)	(3,214)
Accounts payable and accrued liabilities	297,750	8,685	306,435

	(660,910)	(264,159)	(925,069)

FINANCING ACTIVITIES
Increase (decrease) in due to director	(6,774)	6,774	-
Issuance of shares	610,000	584,905	1,195,005

	603,226	591,679	1,195,005

INVESTING ACTIVITIES
Additions to property and equipment	(10,617)	(5,805)	(16,422)
Increase in intangible assets	(35,499)	(4,193)	(39,692)

	(46,116)	(9,998)	(56,114)

INCREASE (DECREASE) IN CASH	(103,800)	317,522	213,822

CASH, beginning	317,622	100	-

CASH, ending	$213,822	$317,622	$213,822

NON-CASH FINANCING ACTIVITIES

Common shares issued for services	$-	$15,000	$15,000
Common shares issued for medical technology	$-	$1	$1

The accompanying notes are an integral part of these financial statements.

4.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)

APRIL 30, 2009

1.	FUTURE OPERATIONS

Posh Cosmeceuticals Inc. ("the Company" or "PCI") was incorporated under the laws of the Province of British Columbia on April 17, 2007. The Company is a development stage life sciences company focused on developing proprietary drugs to promote hair growth and pigmentation and the treatment of cellulite.

PCI has financed its cash requirements from share issuances. The Company's ability to realize the carrying value of its assets is dependent on successfully bringing its technologies to market and achieving future profitable operations, the outcome of which cannot be predicted at this time. It may be necessary for the Company to raise additional funds for the continuing development of its technologies.

These financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes that the Company will be able to secure adequate financing as required and realize its assets and discharge its liabilities in the normal course of operations. If the going concern assumption was not appropriate for these financial statements then adjustments would be necessary to the carrying value of the assets and liabilities.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles and are presented in Canadian dollars.

The following is a summary of significant accounting policies used in the preparation of these financial statements:

(a) Financial instruments

The Company's financial instruments consist of: cash and cash equivalents; accounts receivable, trade and other; due from shareholders; accounts payable and accrued liabilities.

Management is of the opinion that the Company is not subject to significant interest, currency or credit risks on the financial instruments included in these financial statements, except as noted. The fair market values of these financial instruments approximate their carrying values.

(b) Cash and cash equivalents

The Company's cash and cash equivalents consist of cash on hand and all highly liquid investments with an original maturity of 90 days or less, which are carried at the lower of amortized cost or fair market value.

(c) Property and equipment

Property and equipment are recorded at cost. Amortization is provided annually at rates calculated to write off the assets over their estimated useful lives as follows:

Computer equipment	3 years straight-line
Equipment, furniture and fixtures	3 years straight-line
Leasehold improvements	5 years straight-line

In the year of acquisition, these rates are reduced by one-half.

5.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)

APRIL 30, 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

	(d)	Foreign currency translation

Foreign currency transactions are translated into Canadian dollars at rates prevailing on the transaction dates. Monetary assets and liabilities are translated into Canadian dollars at the rates in effect on the balance sheet dates. Gains or losses resulting from these transactions are accounted for in the loss for the period and are not significant.

	(e)	Leases

Leases have been classified as either capital or operating leases. Leases which transfer substantially all the benefits and risks incidental to the ownership of assets are accounted for as if there was an acquisition of an asset and incurrence of a corresponding obligation at the inception of the lease. All other leases are accounted for as operating leases in which rental payments are expensed as incurred.

	(f)	Future income taxes

Future income taxes represent the estimated taxes payable on the difference between the values of assets and liabilities recorded for accounting purposes and the values that would be used for the calculation of income taxes.

Future income tax assets and future income tax liabilities are computed annually for differences between the financial statement values and tax values, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

Future income tax assets are evaluated periodically and if realization is not considered more likely than not, a valuation allowance is provided.

	(g)	Revenue recognition

Currently, PCI has no source of revenues as its product has not yet completed all of its development stages to be approved for commercialization and distribution to the market. Revenue is intended to be recognized when invoiced for services rendered and products delivered.

	(h)	Research and development costs

Research costs are expensed in the period incurred. Development costs are expensed in the period incurred unless the Company believes a development project meets generally accepted accounting criteria for deferral and amortization. No such costs have been deferred as at April 30, 2009 and 2008.

	(i)	Technology licenses and patent costs

Technology licenses acquired from third parties, which include licenses and rights to technologies, are initially recorded at fair value based on consideration paid and amortized on a straight-line basis over the estimated useful life of the underlying technologies of seven years.

Patent costs associated with the preparation, filing, and obtaining of patents are capitalized and amortized on a straight-line basis over the useful lives of the underlying technologies and patents, usually for a period not exceeding 15 years.

Management evaluates the recoverability of technology licenses and patents on an annual basis based on the expected utilization of the underlying technologies. If the estimated net recoverable value, calculated based on undiscounted future cash flows, is less than the carrying value they are written down to their fair value. The amounts shown for technology licenses and patent costs do not necessarily reflect present or future values and the ultimate amount recoverable will be dependent upon the successful development and commercialization of products based on these rights.

6.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)

APRIL 30, 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

(j) Measurement uncertainty

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements. Significant areas requiring the use of estimates relate to the assessment of net recoverable value and amortization period of technology licenses and patents, estimation of income tax expense and stock-based compensation. The reported amounts and note disclosure are determined using management's best estimates based on assumptions that reflect the most probable set of economic conditions and planned course of action. Actual results could differ from those estimates.

3.	CHANGES IN ACCOUNTING POLICIES

Effective May 1, 2008 the Company adopted the new recommendations from the Canadian Institute of Chartered Accountants (CICA) Handbook Section 3862, Financial Instruments - Disclosures; and Section 3863, Financial Instruments - Presentation. The adoption of these new financial instruments standards did not result in any changes to the accounts.The principal changes in the accounting for financial instruments due to the adoption of these accounting standards are described below.

(a) CICA 3862 - Financial Instruments - Disclosures

Section 3862 describes the required disclosures to evaluate the significance of financial instruments for the entity's financial position and performance as well as the nature and extent of risks arising from both recognized and unrecognized financial instruments to which the entity is exposed and how the entity manages those risks.

(b) CICA 3863 - Financial Instruments - Presentation

This section establishes standards for presentation of financial instruments and non-financial derivatives. It details the presentation of the standards described in Section 3861, "Financial Instruments - Disclosure and Presentation".

Recent accounting pronouncements issued and not yet adopted

The CICA Accounting Standards Board has adopted the following new or amended Handbook sections and will apply to future fiscal periods:

  In February 2008, the CICA issued Section 3064, Goodwill and Intangible Assets, (“Section 3064”) replacing Sections 3062, Goodwill and Other Intangible Assets (“Section 3062”) and 3450, Research and Development Costs. Various changes have been made to other standards to be consistent with Section 3064. Section 3064 will be applicable to financial statements relating to fiscal years beginning on or after October 1, 2008. Accordingly, the Company will adopt the new standards for its fiscal year beginning May 1, 2009. Section 3064 establishes standards for the recognition, measurement, presentation and disclosure of goodwill and of intangible assets. Standards concerning goodwill are unchanged from the standards included in Section 3062. The Company is currently evaluating the impact of the adoption of Section 3064 on its financial statements, however, it is not expected that the adoption will have a material impact on the financial statements.

7.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)

APRIL 30, 2009

3.	CHANGES IN ACCOUNTING POLICIES (CONT'D)

  In June 2009, the CICA amended Section 3862, Financial Instruments - Disclosures ("Section 3862") to include additional disclosure requirements about fair value measurement for financial instruments and liquidity risk disclosures. These amendments require a three level hierarchy that reflects the significance of the inputs used in making the fair value measurements. Fair value of assets and liabilities included in Level 1 are determined by reference to quoted prices in active markets for identical assets and liabilities. Assets and liabilities included in Level 2 include valuations using inputs other than quoted prices for which all significant inputs are based on observable market directly, either directly or indirectly. Level 3 valuations are based in inputs that are not based on observable market data. The amendments to Section 3862 apply for annual financial statements relating to fiscal years ending after September 30, 2009.

  In January 2006, the CICA Accounting Standards Board ("AcSB") adopted a strategic plan for the direction of accounting standards in Canada. As part of the plan, accounting standards in Canada for public companies will converge with International Financial Reporting Standards ("IFRS") effective January 1, 2011. The Company continues to monitor, assess and develop its implementation plan for the convergence of Canadian GAAP and IFRS.

4.	PROPERTY AND EQUIPMENT

		Accumulated	Net book value
	Cost	Amortization	2009	2008

Computer equipment	$3,172	$745	$2,427 $	1,386
Furniture and fixtures	11,751	1,443	10,308	2,518
Leasehold improvements	-	-	-	1,413

	$14,923	$2,188	$12,735 $	5,317

5.	INTANGIBLE ASSETS

		Accumulated	Net book value
	Cost	Amortization	2009	2008
Technology License (i)	$1	-	$1	$1
Patents	23,829	-	23,829	4,192
Total	$23,830	$-	$23,830	$4,193

(i) On October 15, 2007, the Company entered into a license agreement with Globe Laboratories Inc. ("Globe"), a related party with common officers, directors and shareholders. The license covers patented technologies for stimulating hair growth, increasing hair pigmentation and treating cellulite. Consideration for the license was 10,000,000 common shares of the Company issued to the shareholders of Globe. The agreement also required royalties based on a percentage of gross sales and research support payments of $300,000 per year for the next five years. On March 26, 2008, the Company and Globe signed a "Release Of Obligation And Final Settlement" agreement under which the terms of the original license agreement were changed whereby the Company agreed to issue a total of 25,000,000 common shares for the technology and underlining patents and all other obligations with respect to ongoing royalties and research support payments were waived by Globe. The license has been recorded at Globe's carrying value of $1.

8.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)

APRIL 30, 2009

6.	INCOME TAXES

The Company accounts for income taxes using the liability method of tax allocation. Future income taxes are recognized for the future income tax consequences attributable to differences between the carrying values of assets and liabilities and their respective income tax bases. Future income tax assets are evaluated periodically and if realization is not considered more likely than not, a valuation allowance is provided.

(a) Future tax assets and liabilities:

	2009	2008
Future tax assets (liabilities):
Operating loss carry-forwards	$332,474	$81,304
Property, plant and equipment	810	(114)
Intangible assets	4,372	(165)
	$337,656	$81,025
Valuation allowance	$(337,656)	$(81,025)
Net future tax asset	$-	$-

(b)

The recovery of income tax differs from the amount obtained by applying the combined statutory federal and provincial income tax rates to net loss before income taxes. The difference relates to the following items:

	2009	2008
Expected income tax recovery at the statutory rate 28.50%
(2008 - 31.50%)	$267,153	$81,154
Decrease (increase) in income tax recovery resulting from:
Unrecognized benefit of current year's loss	(258,913)	(81,304)
Loss on disposal of assets	(4,852)	-
Amortization	(581)	279
Non-deductible (deductible) expenses for tax purposes and
other items	(2,807)	(129)

	$-	$-

(c)	Loss carry-forwards

The Company has accumulated non-capital losses of approximately $1,167,000 [2008 - $259,000] which expire as follows:

2028	$259,000
2029	$908,000

$1,167,000

The Company has available capital cost allowance of $54,746 [2008 - $8,625] to be deducted against future taxable income.

9.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)

APRIL 30, 2009

7.	SHAREHOLDERS' EQUITY

Share Capital

Authorized:
Unlimited	Common shares without par value
Unlimited	Preferred shares without par value

Issued:

	Number of shares	Stated value
Balance, beginning	-	$-

Issue of common shares for cash	1,000,000	100

Balance, April 30, 2007	1,000,000	100
Issue of common shares for cash	9,236,676	605,816
Issue of common shares for medical technology	25,000,000	1
Issue of common shares for services	50,000	15,000
Share subscriptions receivable	-	(20,912)

Balance, April 30, 2008	35,286,676	600,005
Issue of common shares for cash	5,000,000	590,000
Share subscriptions paid	-	20,000

Balance, April 30, 2009	40,286,676	$1,210,005

8.	COMMITMENTS

The Company is obligated under an operating lease for automotive equipment as follows:

2010	$7,096
2011	$1,774

9.	RELATED PARTY TRANSACTIONS

(a) During the year, the Company entered into the following transactions with related parties:

  Paid research and development fees in the amount of $650,000 [2008 - $206,580] to a company controlled by persons related to a director.

  Paid rent for premises in the amount of $8,525 [2008 - $6,160] to a company with common directors.

  Paid fees for legal services in the amount of $6,639 [2008 - $2,331] to a firm owned by a shareholder.

  Issued NIL common shares [2008: 50,000] to a director for consulting services of $NIL [2008 - $15,000].

  Paid website development fees in the amount of $12,000 [2008 - $NIL] to a company controlled by a person related to a director

These amounts are recorded at the exchange amount based on the amounts paid and/or received by the parties.

(b)	At April 30, 2009 the Company has advances receivable of (owes) $6,763 [2008 - ($6,774)] to a director and has advances receivable from a former director of $1,245 [2008 - $8,338].

10.

10.	RISK MANAGEMENT

The Company is exposed in varying degrees to a variety of financial instrument related risks as follows:

(a)

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company's primary exposure to credit risk is in its cash account. This risk is managed through the use of a major financial institution for funds on deposit. The Institution has high credit quality as determined by independent rating agencies.

(b)

Foreign exchange risk is the risk that the Company will be subject to foreign currency fluctuations in satisfying obligations related to its foreign activities. The Company operates primarily in Canada and therefore is not exposed to significant foreign exchange risk arising from transactions denominated in foreign currencies.

(c)

Interest rate risk is the risk that the fair value of future cash flow of a financial instrument will fluctuate because of changes in market interest rate. The Company's exposure to interest rate risk relates to its ability to earn interest income on cash balances at variable rates. The interest rate on the Company's cash account is generally unaffected by changes in short term interest rates.

(d)

Liquidity risk arises through the excess of financial obligations over available financial assets due at any point in time. The Company's objective in managing liquidity risk is to maintain sufficient readily available capital in order to meet its liquidity requirements.

11.	SUBSEQUENT EVENTS

Subsequent to April 30, 2009, the Company signed a letter of intent to exchange all of the issued shares of Posh Cosmeceuticals Inc. in exchange for the shares of Global Health Ventures Ltd. The details of the share exchange have not been finalized. The letter of intent expires March 25, 2010.

12.	DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The Company's financial statements have been prepared in accordance with Canadian GAAP, which differs in certain respects from U.S. GAAP. The Company's net loss reported under Canadian GAAP is consistent with the net loss and comprehensive income that would be reported under U.S. GAAP.

13.	COMPARATIVE FIGURES

Certain of the 2008 amounts have been reclassified to conform with the current year's presentation.

POSH COSMECEUTICALS INC.
(a development stage company)
INTERIM FINANCIAL STATEMENTS
(Stated in Canadian dollars)
(Unaudited)
JULY 31, 2009

POSH COSMECEUTICALS INC.
(a development stage company)
CONTENTS
JULY 31, 2009

REVIEW ENGAGEMENT REPORT ON INTERIM FINANCIAL STATEMENTS

To the Board of Directors of
Posh Cosmeceuticals Inc.

We have reviewed the interim balance sheet of Posh Cosmeceuticals Inc. as at July 31, 2009 and the statements of loss and deficit and cash flows for the three months then ended. Our review was made in accordance with Canadian generally accepted standards for a review of interim financial statements by an entity's auditor. Such an interim review consists principally of applying analytical procedures to financial data, and making enquiries of and having discussions with persons responsible for financial and accounting matters. An interim review is substantially less in scope than an audit, whose objective is the expression of an opinion regarding the financial statements; accordingly, we do not express such an opinion.

An interim review does not provide assurance that we would become aware of any or all significant matters that might be identified in an audit.

Based on our review, we are not aware of any material modification that needs to be made for these interim financial statements to be in accordance with Canadian generally accepted accounting principles.

This report is solely for the use of the Board of Directors of Posh Cosmeceuticals Inc. and to assist it in discharging its obligation to review these financial statements, and should not be used for any other purpose. Any use that a third party makes of this report, or any reliance or decisions made based on it, are the responsibility of such third party. We accept no responsibility for loss or damages, if any, suffered by any third party as a result of decisions made or actions taken based on this report.

/s/ UHY LDMB Advisors Inc.

Chartered Accountants
Surrey, British Columbia
November 20, 2009

POSH COSMECEUTICALS INC.
(a development stage company)

BALANCE SHEETS
(Stated in Canadian dollars)
(Unaudited)

		JULY 31,	APRIL 30,
AS AT		2009	2009

ASSETS
CURRENT
Cash and cash equivalents		$167,477	$213,822
Goods and services tax recoverable		33,051	49,455
Prepaid expenses and other assets		5,903	7,095
Due from shareholder		7,964	8,008
		214,395	278,380
LEASE DEPOSIT		3,214	3,214
DUE FROM RELATED PARTY		3,270	3,270
PROPERTY AND EQUIPMENT	(Note 4 )	12,193	12,735
INTANGIBLE ASSETS	(Note 5 )	23,830	23,830
		$256,902	$321,429

LIABILITIES
CURRENT
Accounts payable and accrued liabilities		$294,495	$306,435
SHAREHOLDERS' EQUITY	(Note 7 )
Share capital		1,210,005	1,210,005
Deficit accumulated during the development stage		(1,247,598)	(1,195,011)
		(37,593)	14,994
		$256,902	$321,429

FUTURE OPERATIONS (Note 1)
COMMITMENTS (Note 8)
SHARE EXCHANGE AGREEMENT (Note 11)

The accompanying notes are an integral part of these financial statements.

2.

POSH COSMECEUTICALS INC.
(a development stage company)
STATEMENTS OF LOSS AND DEFICIT
(Stated in Canadian dollars)
(Unaudited)

	Three Months	Three Months	Period From
	Ended	Ended	April 17, 2007
	July 31,	July 31	(Inception)
FOR THE	2009	2008	to July 31, 2009

REVENUE	$-	$-	$-

EXPENSES
Advertising and promotion	1,390	2,530	15,880
Amortization	1,224	426	3,749
Computer expenses	-	-	13,623
Consulting	-	5,500	36,300
Insurance	422	-	2,734
Office and miscellaneous	1,196	1,444	14,758
Professional fees	472	2,895	35,347
Rent and occupancy costs	-	2,325	14,685
Research & development	-	75,153	881,484
Telephone	1,301	2,374	10,296
Travel and automobile	15,478	20,328	80,660
Wages and benefits	30,196	10,488	134,600

LOSS FROM OPERATIONS	51,679	123,463	1,244,116

INTEREST INCOME (EXPENSE)	(908)	485	13,542

LOSS ON DISPOSAL OF
PROPERTY AND EQUIPMENT	-	-	(1,162)

LOSS ON DISPOSAL OF
INTANGIBLE ASSETS	-	-	(15,862)

NET LOSS	(52,587)	(122,978)	(1,247,598)

DEFICIT, beginning	(1,195,011)	(257,632)	-

DEFICIT, ending	$(1,247,598)	$(380,610)	$(1,247,598)

The accompanying notes are an integral part of these financial statements.

3.

POSH COSMECEUTICALS INC.
(a development stage company)
STATEMENTS OF CASH FLOWS
(Stated in Canadian dollars)
(Unaudited)

	Three Months	Three Months	Period From
	Ended	Ended	April 17, 2007
	July 31,	July 31	(Inception)
FOR THE	2009	2008	to July 31, 2009

CASH FLOWS (USED IN) PROVIDED BY:

OPERATING ACTIVITIES
Net loss	$(52,587)	$(122,978)	$(1,247,598)
Adjustments for items not affecting cash:
Amortization	1,224	426	3,749
Loss on disposal of property and
equipment	-	-	1,162
Loss on disposal of intangible assets	-	-	15,862
Stock issued for services	-	-	15,000
Changes in non-cash working capital balances:
Goods and services tax recoverable	16,404	(679)	(36,321)
Due from shareholder	44	925	(7,965)
Prepaid expenses and other assets	1,192	(6,875)	(5,903)
Lease deposit	-	769	(3,214)
Accounts payable and accrued liabilities	(11,940)	231	294,496

	(45,663)	(128,181)	(970,732)

FINANCING ACTIVITIES
Issuance of shares	-	610,000	1,195,005

	-	610,000	1,195,005

INVESTING ACTIVITIES
Additions to property and equipment	(682)	(509)	(17,104)
Increase in intangible assets	-	(15,516)	(39,692)

	(682)	(16,025)	(56,796)

INCREASE (DECREASE) IN CASH	(46,345)	465,794	167,477

CASH, beginning	213,822	317,622	-

CASH, ending	$167,477	$783,416	$167,477

NON-CASH FINANCING ACTIVITIES

Common shares issued for services	$-	$-	$15,000
Common shares issued for medical technology	$-	$-	$1

The accompanying notes are an integral part of these financial statements.

4.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)
(Unaudited)

JULY 31, 2009

1.	FUTURE OPERATIONS

Posh Cosmeceuticals Inc. ("the Company" or "PCI") was incorporated under the laws of the Province of British Columbia on April 17, 2007. The Company is a development stage life sciences company focused on developing proprietary drugs to promote hair growth and pigmentation and the treatment of cellulite.

PCI has financed its cash requirements from share issuances. The Company's ability to realize the carrying value of its assets is dependent on successfully bringing its technologies to market and achieving future profitable operations, the outcome of which cannot be predicted at this time. It may be necessary for the Company to raise additional funds for the continuing development of its technologies.

These financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes that the Company will be able to secure adequate financing as required and realize its assets and discharge its liabilities in the normal course of operations. If the going concern assumption was not appropriate for these financial statements then adjustments would be necessary to the carrying value of the assets and liabilities. As at July 31, 2009, the Company has never generated any significant revenue and has a working capital deficit of $76,830 (2008 – $24,785) and has an accumulated operating deficit of $1,247,598 (2008 – 1,195,011).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles and are presented in Canadian dollars.

The following is a summary of significant accounting policies used in the preparation of these financial statements:

(a) Interim Financial Statements

The interim unaudited financial statements have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year of any future period. These financial statements should be used in conjunction with our annual audited financial statements.

(b) Financial instruments

The Company's financial instruments consist of: cash and cash equivalents; accounts receivable, trade and other; due from shareholders; accounts payable and accrued liabilities.

Management is of the opinion that the Company is not subject to significant interest, currency or credit risks on the financial instruments included in these financial statements, except as noted. The fair market values of these financial instruments approximate their carrying values.

(c) Cash and cash equivalents

The Company's cash and cash equivalents consist of cash on hand and all highly liquid investments with an original maturity of 90 days or less, which are carried at the lower of amortized cost or fair market value.

5.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)
(Unaudited)

JULY 31, 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

	(d)	Property and equipment

Property and equipment are recorded at cost. Amortization is provided annually at rates calculated to write off the assets over their estimated useful lives as follows:

Computer equipment	3 years straight-line
Furniture and fixtures	3 years straight-line

In the year of acquisition, these rates are reduced by one-half.

(e)	Foreign currency translation

Foreign currency transactions are translated into Canadian dollars at rates prevailing on the transaction dates. Monetary assets and liabilities are translated into Canadian dollars at the rates in effect on the balance sheet dates. Gains or losses resulting from these transactions are accounted for in the loss for the period and are not significant.

(f)	Leases

Leases have been classified as either capital or operating leases. Leases which transfer substantially all the benefits and risks incidental to the ownership of assets are accounted for as if there was an acquisition of an asset and incurrence of a corresponding obligation at the inception of the lease. All other leases are accounted for as operating leases in which rental payments are expensed as incurred.

(g)	Future income taxes

Future income taxes represent the estimated taxes payable on the difference between the values of assets and liabilities recorded for accounting purposes and the values that would be used for the calculation of income taxes.

Future income tax assets and future income tax liabilities are computed annually for differences between the financial statement values and tax values, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

Future income tax assets are evaluated periodically and if realization is not considered more likely than not, a valuation allowance is provided.

(h)	Revenue recognition

Currently, PCI has no source of revenues as its product has not yet completed all of its development stages to be approved for commercialization and distribution to the market. Revenue is intended to be recognized when invoiced for services rendered and products delivered.

(i)	Research and development costs

Research costs are expensed in the period incurred. Development costs are expensed in the period incurred unless the Company believes a development project meets generally accepted accounting criteria for deferral and amortization. No such costs have been deferred as at July 31, 2009.

6.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)
(Unaudited)

JULY 31, 2009

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

(j) Technology licenses and patent costs

Technology licenses acquired from third parties, which include licenses and rights to technologies, are initially recorded at fair value based on consideration paid and amortized on a straight-line basis over the estimated useful life of the underlying technologies of seven years. Patent costs associated with the preparation, filing, and obtaining of patents are capitalized and amortized on a straight-line basis over the useful lives of the underlying technologies and patents, usually for a period not exceeding 15 years.

Management evaluates the recoverability of technology licenses and patents on an annual basis based on the expected utilization of the underlying technologies. If the estimated net recoverable value, calculated based on undiscounted future cash flows, is less than the carrying value they are written down to their fair value. The amounts shown for technology licenses and patent costs do not necessarily reflect present or future values and the ultimate amount recoverable will be dependent upon the successful development and commercialization of products based on these rights.

(k) Measurement uncertainty

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements. Significant areas requiring the use of estimates relate to the assessment of net recoverable value and amortization period of technology licenses and patents, estimation of income tax expense and stock-based compensation. The reported amounts and note disclosure are determined using management's best estimates based on assumptions that reflect the most probable set of economic conditions and planned course of action. Actual results could differ from those estimates.

3.	CHANGES IN ACCOUNTING POLICIES

Effective May 1, 2009 the Company adopted the new recommendations from the Canadian Institute of Chartered Accountants (CICA) Handbook Section 3064, Goodwill and Intangible Assets, (“Section 3064”). Section 3064 establishes standards for the recognition, measurement, presentation and disclosure of goodwill and of intangible assets. The adoption of these new standards did not result in any changes to the accounts.

Recent accounting pronouncements issued and not yet adopted

The CICA Accounting Standards Board has adopted the following new or amended Handbook sections which will apply to future fiscal periods:

  In June 2009, the CICA amended Section 3862, Financial Instruments - Disclosures ("Section 3862") to include additional disclosure requirements about fair value measurement for financial instruments and liquidity risk disclosures. These amendments require a three level hierarchy that reflects the significance of the inputs used in making the fair value measurements. Fair value of assets and liabilities included in Level 1 are determined by reference to quoted prices in active markets for identical assets and liabilities. Assets and liabilities included in Level 2 include valuations using inputs other than quoted prices for which all significant inputs are based on observable market directly, either directly or indirectly. Level 3 valuations are based in inputs that are not based on observable market data. The amendments to Section 3862 apply for annual financial statements relating to fiscal years ending after September 30, 2009.

7.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)
(Unaudited)

JULY 31, 2009

3.	CHANGES IN ACCOUNTING POLICIES (CONT'D)

  In January 2006, the CICA Accounting Standards Board ("AcSB") adopted a strategic plan for the direction of accounting standards in Canada. As part of the plan, accounting standards in Canada for public companies will converge with International Financial Reporting Standards ("IFRS") effective January 1, 2011. In September 2009, the AcSB approved the final accounting standards for private enterprises in Canada. The new standards will be issued by the end of the 2009 and will be available for 2009 reporting for entities that choose to adopt them early. The private enterprise standards give Canadian businesses the ability to choose to adopt new “made in Canada” standards or IFRS. Private enterprises must decide which of the sets of standards to adopt for years beginning on or after January 1, 2011. The Company is currently evaluating the impact of the adoption of the new standards on its financial statements and is in the process of selecting the set of standards that will be the most suitable for the Company.

4.	PROPERTY AND EQUIPMENT

			Net book value
		Accumulated	JULY 31,	APRIL 30,
	Cost	Amortization	2009	2009

Computer equipment	$3,854	$990	$2,864	$2,427
Furniture and fixtures	11,751	2,422	9,329	10,308

	$15,605	$3,412	$12,193	$12,735

5.	INTANGIBLE ASSETS

			Net book value
		Accumulated	JULY 31,	APRIL 30,
	Cost	Amortization	2009	2009
Technology License (i)	$1	$-	$1	$1
Patents	23,829	-	23,829	23,829
Total	$23,830	$-	$23,830	$23,830

(i) On October 15, 2007, the Company entered into a license agreement with Globe Laboratories Inc. ("Globe"), a related party with common officers, directors and shareholders. The license covers patented technologies for stimulating hair growth, increasing hair pigmentation and treating cellulite. Consideration for the license was 10,000,000 common shares of the Company issued to the shareholders of Globe. The agreement also required royalties based on a percentage of gross sales and research support payments of $300,000 per year for the next five years.

On March 26, 2008, the Company and Globe signed a "Release Of Obligation And Final Settlement" agreement under which the terms of the original license agreement were changed whereby the Company agreed to issue a total of 25,000,000 common shares for the technology and underlining patents and all other obligations with respect to ongoing royalties and research support payments were waived by Globe. The license has been recorded at Globe's carrying value of $1.

8.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)
(Unaudited)

JULY 31, 2009

6.	INCOME TAXES

The Company accounts for income taxes using the liability method of tax allocation. Future income taxes are recognized for the future income tax consequences attributable to differences between the carrying values of assets and liabilities and their respective income tax bases. Future income tax assets are evaluated periodically and if realization is not considered more likely than not, a valuation allowance is provided.

(a) Future tax assets and liabilities:

	JULY 31,	APRIL 30,
	2009	2009

Future tax assets (liabilities):
Operating loss carry-forwards	$346,893	$332,474
Property, plant and equipment	1,159	810
Intangible assets	4,372	4,372

	$352,424	$337,656

Valuation allowance	$(352,424)	$(337,656)

Net future tax asset	$-	$-

(b)

The recovery of income tax differs from the amount obtained by applying the combined statutory federal and provincial income tax rates to net loss before income taxes. The difference relates to the following items:

	JULY 31,	APRIL 30,
	2009	2009
Expected income tax recovery at the statutory rate 28.50%	$14,987	$267,153
Decrease (increase) in income tax recovery resulting from:
Unrecognized benefit of current year's loss	(14,419)	(258,913)
Loss on disposal of assets	-	(4,852)
Amortization	(349)	(581)
Non-deductible (deductible) expenses for tax purposes and
other items	(219)	(2,807)

	$-	$-

(c)	Loss carry-forwards

The Company has accumulated non-capital losses of approximately $1,217,000 which expire as follows:

2028	$259,000
2029	908,000
2030	50,000

$1,217,000

The Company has available capital cost allowance of $55,428 to be deducted against future taxable income.

9.

POSH COSMECEUTICALS INC.
(a development stage company)
NOTES TO THE FINANCIAL STATEMENTS
(Stated in Canadian dollars)
(Unaudited)

JULY 31, 2009

7.	SHAREHOLDERS' EQUITY

Share Capital

Authorized:
Unlimited	Common shares without par value
Unlimited	Preferred shares without par value

Issued:

	Number of shares	Stated value
Balance, beginning	-	$-

Issue of common shares for cash	1,000,000	100

Balance, April 30, 2007	1,000,000	100
Issue of common shares for cash	9,236,676	605,816
Issue of common shares for medical technology	25,000,000	1
Issue of common shares for services	50,000	15,000
Share subscriptions receivable	-	(20,912)

Balance, April 30, 2008	35,286,676	600,005
Issue of common shares for cash	5,000,000	590,000
Share subscriptions paid	-	20,000

Balance, April 30, 2009 and July 31, 2009	40,286,676	$1,210,005

8.	COMMITMENTS

The Company is obligated under an operating lease for automotive equipment as follows:

2010	$7,096
2011	$1,774

9.	RELATED PARTY TRANSACTIONS

(a) During the first quarter, the Company entered into the following transactions with related parties:

  Paid research and development fees in the amount of $NIL [2008 - $75,000] to a company controlled by persons related to a director.

  Paid rent for premises in the amount of $NIL [2008 - $2,325] to a company with common directors.

  Paid fees for legal services in the amount of $NIL [2008 - $349] to a firm owned by a shareholder.

These amounts are recorded at the exchange amount based on the amounts paid and/or received by the parties.

(b)	At July 31, 2009 the Company has advances receivable of $6,719 [April 30, 2009 - $6,763] from a director and has advances receivable from a former director of $1,245 [April 30, 2009 - $1,245].

10.

10.	RISK MANAGEMENT

The Company is exposed in varying degrees to a variety of financial instrument related risks as follows:

(a)

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company's primary exposure to credit risk is in its cash account. This risk is managed through the use of a major financial institution for funds on deposit. The Institution has high credit quality as determined by independent rating agencies.

(b)

Foreign exchange risk is the risk that the Company will be subject to foreign currency fluctuations in satisfying obligations related to its foreign activities. The Company operates primarily in Canada and therefore is not exposed to significant foreign exchange risk arising from transactions denominated in foreign currencies.

(c)

Interest rate risk is the risk that the fair value of future cash flow of a financial instrument will fluctuate because of changes in market interest rate. The Company's exposure to interest rate risk relates to its ability to earn interest income on cash balances at variable rates. The interest rate on the Company's cash account is generally unaffected by changes in short term interest rates.

(d)

Liquidity risk arises through the excess of financial obligations over available financial assets due at any point in time. The Company's objective in managing liquidity risk is to maintain sufficient readily available capital in order to meet its liquidity requirements.

11.	SHARE EXCHANGE AGREEMENT

The Company has signed a non-binding Letter of Intent dated March 25, 2009 with Global Health Ventures Inc., a United States publicly traded company. Under the terms of the letter, management of the Company has guaranteed that at least 2/3 of the issued and outstanding shares of Posh Cosmeceuticals Inc. will be exchanged for shares of Global Health Ventures Ltd. All costs relating to the completion of the share exchange are to be paid by the Company. No shares have yet been exchanged. The letter of intent expires March 25, 2010.

12.	DIFFERENCES BETWEEN CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The Company's financial statements have been prepared in accordance with Canadian GAAP, which differs in certain respects from U.S. GAAP. The Company's net loss reported under Canadian GAAP is consistent with the net loss and comprehensive income that would be reported under U.S. GAAP.

GLOBAL HEALTH VENTURES INC.
(a development stage company)
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(EXPRESSED IN U.S. DOLLARS)
AUGUST 31, 2009
(Unaudited)

ASSETS	Historical			Pro Forma
Current assets	Balance Sheet	Pro Forma Adjustments		Balance Sheet
Cash and cash equivalents	$204,012	153,000	(a)	$357,012
Goods and services tax recoverable	-	30,000	(a)	30,000
Due from shareholder	-	7,000	(a)	7,000
Prepaid expenses	10,800	5,000	(a)	15,800
	214,812	195,000		409,812
Lease deposit	-	3,000	(a)	3,000
Due from related party	-	3,000	(a)	3,000
Property, Plant and Equipment	5,120	11,000	(a)	16,120
Intangible assets	1,463	22,000	(a)	23,463
Total assets	$221,395	234,000		$455,395
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$151,582	268,000	(a)	$419,582
Due to related party	6,558			6,558
	158,140	268,000		426,140
Stockholders' Equity
Common stock	6,272	400	(a)	6,672
Additional Paid-In Capital	610,374			610,374
Donated Capital	2,474,000			2,474,000
Accumulated other comprehensive income	37,309			37,309
Deficit accumulated during development stage	(3,064,700)	(34,400)	(a)	(3,099,100)
	63,255	(34,000)		29,255
Total Liabilities and Stockholders' Equity	$221,395	234,000		$455,395

See accompanying notes to the unaudited pro forma condensed combined financial statements.

GLOBAL HEALTH VENTURES INC.
(a development stage company)
PRO FORMA CONDENSED COMBINED STATEMENTS
OF OPERATIONS
(EXPRESSED IN U.S. DOLLARS)
AUGUST 31, 2009
(Unaudited)

	Historical			Pro Forma
	Operations	Pro Forma Adjustments		Operations
Revenue	$-	-		$-

Expenses
Amortization and depreciation	879	1,100	(a)	1,979
General and administrative	31,563	-		31,563
Professional fees	16,586	400	(a)	16,986
Research and development	93,337	-		93,337
Salaries and wages	114,694	26,500	(a)	141,194
Travel and auto	-	14,000	(a)	14,000
Total expenses	257,059	42,000		299,059

Interest income	-	800	(a)	800
Net loss	(257,059)	(41,200)	(a)	(298,259)
Other comprehensive income (loss)
Foreign currency translation adjustment	(4,323)	(1,300)	(a)	(5,623)
Comprehensive loss	$(261,382)	(42,500)		$(303,882)
Net loss per share - Basic and Fully diluted	$0.00		(b)	$0.00
Weighted Average Number of Shares Outstanding	62,722,000		(b)	66,722,000

See accompanying notes to the unaudited pro forma condensed combined financial statements.

NOTES TO THE UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

Pursuant to the terms of a "Merger (Share Exchange) Agreement" (Non Binding Letter of Intent) dated March 25, 2009 between Global Health Ventures Inc. ("Global") and Posh Cosmeceuticals Inc. ("Posh"), Global agreed to purchase all of the issued and outstanding capital stock of Posh from its shareholders

Global expects to complete the acquisition of Posh in December 2009. Global and Posh are considered to be related parties as they have common controlling shareholders, officers and directors. As they are related parties, the values of the assets and liabilities acquired from Posh are recorded at Posh's carrying value.

The following unaudited pro forma financial information gives effect to Global's acquisition of 40,286,676 shares of common stock (100%) of Posh. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of Global after its investment in Posh.

The following table sets forth the allocation of the purchase price for the investment in Global included in the pro forma financial information:

Working capital deficiency acquired	$(73,000)
Property, Plant and Equipment	11,000
Patents and rights	22,000
Other long-term assets	6,000
$(34,000)

Consideration:
Common shares of the Company	$400
Related party adjustment on purchase
charged to deficit	(34,400)
$(34,000)

The pro forma combined financial statements included herein have been prepared by Global without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. These pro forma combined statements should be read in conjunction with the financial statements and the notes thereto included in Global's Form 10-K for the fiscal year ended May 31, 2009, and the unaudited financial statements and notes thereto included in Global's Form 10-Q for the three months ended August 31, 2009 and May 31, 2009.

The pro forma condensed combined balance sheet assumes the acquisition took place on August 31, 2009. The unaudited pro forma condensed combined balance sheet reflects the appropriate pro forma adjustments to record the acquisition using the purchase method of accounting. The pro forma condensed statement of operations for the fiscal quarter ending August 31, 2009, assume the acquisition took place as of June 1, 2009, and combines the historical operations of Global with the historical operations of Posh for the corresponding period, with pro forma adjustments

2. PRO FORMA ADJUSTMENTS

(i) The pro forma condensed combined balance sheet reflects the following adjustments:

(a) To record the issuance of 4,000,000 common shares to acquire Posh at its carrying value.

(ii) The pro forma combined statements of operations reflects the following adjustments:

(a) Adjustment to record Posh's operating results for the quarter ended August 31, 2009 upon consolidation as if the purchase of Posh had occurred at the beginning of the pro forma period.

(b) Basic and diluted net loss per share is calculated by dividing the pro forma net loss by the common shares used to calculate net loss per share in the historical period of Global plus the effect of the common stock of Global which was issued under the "Merger (Share Exchange) Agreement"

(d)	Exhibits

10.1	Form of Share Exchange Agreement dated June 12, 2009

99.1	News Release dated December 8, 2009

99.2	News Release dated December 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL HEALTH VENTURES INC.

By:

/s/ Hassan Salari
Hassan Salari
President, Chief Executive Officer, Secretary,
Treasurer and Director

Dated: December 14, 2009